KBW Community Bank Investor Conference August 8-9, 2023 City Holding Company

Forward looking statements 2 This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express only management’s beliefs regarding future results or events and are subject to inherent uncertainty, risks, and changes in circumstances, many of which are outside of management’s control. Uncertainty, risks, changes in circumstances and other factors could cause the Company’s actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under “ITEM 1A Risk Factors” and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) ongoing uncertainties on the Company’s business, results of operations and financial condition caused by the scope of the recovery of the COVID-19 pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations in our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers’ performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; and (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. Further, the Company is required to evaluate subsequent events through the filing of its June 30, 2023 Form 10-Q. The Company will continue to evaluate the impact of any subsequent events on the preliminary June 30, 2023 results and will adjust the amounts if necessary.

• Total Assets $6.1 billion • Branches 99 • FTE 963 • Market Cap $1.49 billion • Markets: Stable, Slow growing, & less competitive • Customers Robust retail customer base • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2015 2016 2017 2018 2019 2020 2021 2022 2023 CHCO (adjusted for M&A exp & VISA gain) $1B - $10B 4 ROA CHCO: A perennial high-performing bank Source - S&P Global MI. Peer data as of June 30, 2023.

2023 Performance Metrics 5 2023 YTD 2022 YTD EPS $3.80 $2.92 ROA 1.89% 1.47% ROACTE 23.7% 16.6% NIM 4.02% 2.93% Efficiency 49% 51.5% Tang. Book Value $31.50 $31.99 Share Price @ 6/30 $89.99 $79.88 Non-Perf Assets/Loans &OREO .17% .19% Past Due Loans .19% .17% NCO/Loans .02% .02%

Analyst Expectations 2023 YTD 2023 Analyst Estimates For July-Dec 2024 Analyst Estimates Net Interest Income $109.0 MM $106.3 MM $209.2 MM NIM 4.02% 3.80% 3.74% Provision $3.3 MM* $2.8 MM $7.3 MM Non-Int Income $39.0 MM** $37.9 MM $74.4 MM Non-Int Expense $73.4 MM*** $69.5 MM $144.1 MM Net Income $57.1 MM $55.0 MM $104.3 MM EPS $3.69 $3.75 $7.06 6 * YTD Provision includes acquisition of CCVS in March 2023 ** YTD Non-Interest Revenue includes $2.4MM BOLI in 2nd Quarter *** includes M&A expenses of $5.6MM

Challenges and Opportunities • Industry Challenges – Deposit Repricing & Deposit Run-off – Asset Quality – Loan Growth – Regulatory Environment • CHCO Opportunities – City’s NIM tends to beat peers in high rates – Reputation for conservative under righting – City’s profitability allows for strong share buy- backs & solid dividends – Competitor Behavior (driving customers away) – Acquisition Strategy (shareholder centric) 7

City National Deposit Markets 8 1st Branch Share & 2nd Deposit Share (15%) In Charleston MSA/Huntington MSA; $15.5 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.8 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $3.3 Billion Major Competitors: JPM, UBSI, TFC 1st Branch Share & 4th Deposit Share (12%) in Staunton MSA $2.1 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/22.

Deposit Franchise mostly in slow-growth WV and eastern KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24% 9

DEPOSIT FRANCHISE One key to City’s enviable success • 99 Branches among Top 100 Banks • Average Deposits per Branch $51 MM* • Average Households per Branch 2,100 • Average DDA Balance $11,200** • Average Business DDA $39,800 * For CHCO’s self-defined peer group – average deposits per branch is $103 million. CHCO has smaller deposit balances, but more accounts. ** - National Average of $13,440 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2023 averages) 10

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $1,092 16.5% 13 30.2% 40.6% Huntington, WV $587 13.7% 10 17.9% 28.3% Ashland, KY $590 21.4% 12 24.0% 41.0% Beckley, WV $583 22.5% 9 27.3% 31.8% Lewisburg, WV $377 39.2% 7 38.9% 72.2% Staunton, VA $334 11.8% 8 18.6% 12.8% Martinsburg, WV $329 11.9% 6 18.8% 23.4% 11 Data as of 6/30/22.

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington /Ashland MSA 611,000 $2,342 15% 36 20% 1st Beckley/Lewisburg WV 162,000 $945 29% 16 27% 1st Winchester/ Martinsburg 397,000 $586 7% 12 12% 3rd Valley Region 160,000 $335 11% 8 16% 1st Lexington KY Region 430,000 $323 2% 6 4% 8th 12 Note: Green highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020- 2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 13 Note: Green highlight indicates market expansion as a result of acquisitions. Source - S&P Global MI.

2022 Debit Card Revenues 14 Assets Debit Card Revenues Summit $3.9 Billion $6.2 million City $6.0 Billion $27 million Stockyard $7.5 Billion $18 million Peoples $7.2 Billion $21 million Wesbanco $16.9 Billion $19 million The Data is clear: CHCO has a deeper customer base relative to its size.

Checking Accounts 15 # of Accounts Billions of $ Ave Account Size Ave # of accounts per branch Ave $ per branch in millions Checking Accounts 244,000 $2.7 $11,100 2,463 $27.4 Saving Accounts 68,000 $1.3 $19,900 682 $13.6 CDs 26,000 $1.0 $37,600 258 $9.7

Internal DDA Growth Year New DDA Accounts Net Growth in DDA Accounts % Increase in DDA Accounts 2018 30,400 4,310 2.2% 2020 *30,360 *6,740 3.0% 2021 32,800 8,860 3.8% 2022 28,442 4,544 1.9% 2023 YTD 16,226 2,989 2.4% Ann. *Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-1916 Household Growth = 2.0% U.S. Population Growth: 0.6%

Age Distribution of Customer Base 2022 11.3%11.7% 12.4% 15.1% 18.0% 17.4% 14.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 23.7% 17.3% 16.0% 14.6%14.2% 8.6% 5.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% New City Customers 2022 <24 25-34 35-44 45-54 55-64 65-74 75+ 17 City’s Technology allows it to open significant numbers of new accounts with younger customers

Uninsured Deposit Data (as of & for the quarter ended March 31, 2023) By Deposit Type Average Balance (in 000’s) Uninsured Percent Noninterest-Bearing Demand Deposits $1,420,676 19% Interest-Bearing Deposits Demand Deposits 1,234,981 8% Savings Deposits 1,376,317 11% Time Deposits 902,583 14% Total Deposits $4,934,557 13% Retail Deposits Noninterest-Bearing $619,889 4% Interest-Bearing 3,125,132 11% Total Retail Deposits $3,745,021 9% Commercial Deposits Noninterest-Bearing Deposits $800,787 31% Interest-Bearing Deposits 388,749 13% Total Commercial Deposits $1,189,536 23% 18 The percentages listed above represent management’s best estimate as of March 31, 2023

JD Power: Highest Customer Satisfaction North Central Region, 2018, 2019, 2020 and 2022 19

Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed$62 $72 $84 $102 $120 $102 3,723 3,898 4,068 4,262 4,436 4,926 0 1,000 2,000 3,000 4,000 5,000 6,000 $0 $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 2022 M ill io ns City's Branch Deposit City HHLDs 20

Deposit Costs – Headed Up but CHCO benefits from it’s tremendous Deposit Franchise in higher rate environments 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 12/31/18 Q tr 12/31/19 Q tr 12/31/20 Q tr 12/31/21 Q tr 9/30/22 Q tr 12/31/22 Q tr 3/31/2023 Q tr 6/30/2023 Q tr Interest Bearing Deposits Fed Funds 21

City’s strong deposit franchise provides NIM strength in higher rate environments 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD CHCO excluding PSLs, PPP Fees, & Accretion $1B to $10B Peer Source - S&P Global MI. 2022 Peer Data as of March 31, 202322

CHCO: Variable Priced Assets • Home Equity Loans tied to Prime $180 M • Commercial Loans - Prime/LIBOR $904 M • Variable Rate Investments $ 55 M • Off-Balance Sheet Hedge $150 M • Cash held at Federal Reserve @ 6/30/2023 $164 M • Total $1.4 B Roughly 25% of assets reprice with increases in Fed Funds, LIBOR or SOFR. Commercial Loans and HE Loans generally reprice first of month following a FF rate increase 23

City National Loan Markets 24 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 41% Virginia/Eastern Panhandle Markets – acquired 2012/13 14% Lexington, KY – acquired 2015 27% Columbus, OH; Cincinnati, OH; & Pittsburgh PA 18% 25

Asset Quality: At Historic Highs • Non-Performing Assets (17bp) – – Lowest in 20+ years • Past-Due Loans (19bp) – Lowest in 20+ years • OREO ($0.9 MM) – Lowest in 15+ years • Net Consumer Loan Charge-offs – Lowest in 15+ years Average Provision Expense 2005-2021 21bp 26

Net Charge-off Details: 2012-2023 ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Commercial Retail NSF related Average Net Charge-Offs/Year: Commercial $1.8 M 43% Retail $1.5 M 37% NSF $0.8 M 20% Total $4.1 M 27

Commercial Sectors Information 28 As of March 31, 2023 Commercial Sector $ (in thousands) % of Total Loans Avg DSC Avg LTV Natural Gas Extraction $25,179 0.65% 3.68 64% Natural Gas Distribution 23,711 0.61% 2.61 N/A Masonry Contractors 23,017 0.59% 1.13 84% Sheet Metal Work Manufacturing 23,491 0.60% 1.57 68% Beer & Ale Merchant Wholesalers 26,766 0.69% 3.28 N/A Gasoline Stations with Convenience Stores 53,556 1.38% 4.19 65% Lessors of Residential Buildings & Dwellings 303,311 7.79% 1.89 66% 1-4 Family 114,768 2.95% 2.97 68% Multi-Family 160,664 4.13% 1.84 66% Lessors of Nonresidential Buildings 468,836 12.05% 1.70 65% Office Buildings 44,926 1.15% 1.64 64% Lessors of Mini-Warehouses & Self-Storage Units 44,510 1.15% 1.62 62% Assisted Living Facilities 28,944 0.74% 1.38 57% Hotels & Motels 335,086 8.61% 1.43 52% (in thousands) Average Balance Median Balance Commercial Loans $453 $92 Commercial Real Estate Loans 498 119

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Di vi de nd P ay ou t R at io Ca sh D iv id en ds /S ha re D ec la re d Dividends/Share Dividend Payout Ratio 29 Capital Management: A Long-term Core Competency

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases $69.78 $74.54 $63.68 $77.20 $81.50 $90.35 290,491 260,674 572,917 760,033 324,513 487,587 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $0 $10 $20 $30 $40 $50 $60 $70 20 18 20 19 20 20 20 21 20 22 20 23 Y TD M ill io ns Repurchase $ Shares Repurchased 30

Acquisition territory: 31 Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Acquisition History • 2005: Classic Bank, Ashland KY – Approx. 25% Household Share, adjacent mkt • 2012: Virginia Savings Bank, Winchester VA – 5 Branches in adjacent mkt; Strong Growth for City • 2013: Community Bank, Staunton VA – Solid franchise in adjacent mkts; Was a “Problem Bank” and CHCO had significant financial gains from AQ • 2015: 3 Branches in Lexington KY – Exceptional commercially focused team with very strong growth in 8 years • 2018: Town Square, Ashland & Central KY – Took Ashland household share to 40%. Meaningfully built-out Central KY market • 2018: Farmers Bank: Central KY – Extremely profitable small town markets in Central KY; Grew households • 2023: Citizens Commerce: Central KY – Approx 40% of Woodford Co. households; strong lender and strong deposit granchise 32

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 234% – Price to Tangible Book 315% – Price to 2023 Projected Earnings** 13.5x • Dividend Yield 2.60% • Div Payout Ratio** 35% • Tangible Capital/Tangible Assets *** 7.9% • Institutional Ownership 70% • Average Daily Volume $7.2mil * Based on Price of $99.09 (7/27/2023) ** Based on average of 6 analysts covering CHCO estimate of $7.36 for 2023 (as of 7/27/2023) *** June 30, 2023 33